SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act 1934

Date of Report (Date of earliest event reported): March 19, 2007

Harbin Electric, Inc.
(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)
000-51006	98-0403396
(Commission File Number)	(IRS Employer Identification No.)

No. 9, Ha Ping Xi Lu, Ha Ping Lu Ji Zhong Qu Harbin Kai Fa Qu, Harbin, China	150060
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	86-451-86116757

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

The statements contained in this Form 8-K that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These include statements about the Registrant’s expectations, beliefs, intentions or strategies for the future, which are indicated by words or phrases such as “anticipate,” “expect,” “intend,” “plan,” “will,” “the Registrant believes,” “management believes” and similar words or phrases. The forward-looking statements are based on the Registrant’s current expectations and are subject to certain risks, uncertainties and assumptions. The Registrant’s actual results could differ materially from results anticipated in these forward-looking statements. All forward-looking statements included in this document are based on information available to the Registrant on the date hereof, and the Registrant assumes no obligation to update any such forward-looking statements.

Item 1.02. Termination of a Material Definitive Agreement.

On March 19, 2007, Citadel Equity Fund Ltd. (“Citadel”) exercised its right to terminate that certain Voting Agreement dated August 30, 2006, by and among Citadel, Harbin Electric, Inc. (the “Company”) and Mr. Tianfu Yang (the “Voting Agreement”). Under the Voting Agreement, Mr. Yang had agreed to vote the shares of the capital stock of the Company owned by him in whatever manner as shall be necessary (i) to ensure the election of up to two nominees of Citadel to the Company’s board of directors (ii) to ensure that the size of the Company's board of directors is sufficient to permit the appointment and/or election of the Citadel nominees and (iii) to ensure that the total size of the Company's board of directors does not exceed ten members at any time.

The Company incurred no termination expenses or penalties in connection with the termination of the Voting Agreement. A copy of the Notice of Termination of the Voting Agreement has been filed herewith as Exhibit 4.1.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain  Officers.

On March 19, 2007, Oliver Weisberg resigned as a director of the Company. Mr. Weisberg was designated as a director of the Company by Citadel, a majority holder of the Company’s Guaranteed Senior Secured Floating Rate Notes issued pursuant to a certain Purchase Agreement dated as of August 29, 2006. The decision by Mr. Weisberg to resign was not the result of any disagreement with the Company on any matters relating to its operations, policies or practices. A copy of Mr. Weisberg’s letter of resignation has been filed herewith as Exhibit 17.1.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

4.1	Notice of Termination of the Voting Agreement dated March 19, 2007.

17.1	Letter of resignation dated March 19, 2007 of Oliver Weisberg.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARBIN ELECTRIC, INC.

By:	/s/ Tianfu Yang
Name: Tianfu Yang
Title: Chairman and Chief Executive Officer

Dated: March 20, 2007